Exhibit 10(f)5

Amendment To
Service Agreement

The parties hereto do hereby stipulate and agree to that the SERVICE AGREEMENT entered into by and between them under date of April 1, 1963, and as heretofore amended on January 1, 1972, April 27, 1984, August 1, 1988, January 28, 1991, January 1, 1992, January 1, 1996, January 1, 1998, January 1, 1999, January 1, 2000, January 1, 2001, April 1, 2002, January 1, 2003, August 1, 2003, March 1, 2004 and January 1, 2008, June 1, 2009, and January 1, 2011 be and the same hereby is further amended by substituting for the SERVICE AGREEMENT, the attached Amended and Restated Service Agreement for Administrative and General Support Services (also referred to as Rate Schedule 435-A) and Service Agreement for Generation Planning and Operational Support Services (also referred to as Rate Schedule 435-B). This Amendment is made and entered into as of December 19, 2013.

ENTERGY SERVICES, INC.

By /s/ Alyson M. Mount
Senior Vice President and Chief Accounting Officer

ENTERGY MISSISSIPPI, INC.

By /s/ Haley R. Fisackerly
President and Chief Executive Officer

ENTERGY SERVICES, INC.
Rate Schedule 435-A

AMENDED AND RESTATED SERVICE AGREEMENT
FOR ADMINISTRATIVE AND GENERAL SUPPORT SERVICES

THIS SERVICE AGREEMENT (“Service Agreement”), made and entered into by and between Entergy Services, Inc. (hereinafter referred to as “Entergy Services”), a corporation organized under the laws of the State of Delaware, and Entergy Mississippi, Inc. (hereinafter referred to as “Client Company”), a corporation organized under the laws of the State of Mississippi with its principal place of business at 308 East Pearl Street, Jackson, MS.
WITNESSETH THAT:
WHEREAS, in 1963, the Securities and Exchange Commission entered an order under the Public Utility Holding Company Act of 1935 authorizing the organization and conduct of business of Entergy Services, a wholly-owned subsidiary of Entergy Corporation (hereinafter referred to as “Entergy”);.
WHEREAS, Entergy Services is organized, staffed, and equipped to render services as herein provided to Entergy and its associated companies (hereinafter referred to as “Client Companies”), with whom Entergy Services is entering into agreements in the form hereof;
WHEREAS, economies and increased efficiencies will result from the performance by Entergy Services of certain services for the Client Companies;
WHEREAS, Entergy Services is willing to render such services at cost, determined in accordance with applicable rules and regulations of the Federal Energy Regulatory Commission (hereinafter referred to as the “Commission”) under the Federal Power Act, as amended by the

Public Utility Holding Company Act of 2005, except that there will be no charge for the use of the initial equity capital of Entergy Services amounting to $20,000;
WHEREAS, Entergy Services currently provides planning, operations, administrative, and support services to Client Companies under service agreements that conform with a form of service agreement on file with the Commission as Entergy Services’ Rate Schedule 435;
WHEREAS, Entergy Services and the public utility operating companies of Entergy currently are parties to the Entergy System Agreement, a rate schedule approved by the Commission;
WHEREAS, on December 19, 2005, Entergy Arkansas, Inc. (“EAI”), gave notice to the other parties to the Entergy System Agreement that it will terminate its participation in the System Agreement effective December 18, 2013; and
WHEREAS, effective on and after December 19, 2013, Entergy Services will continue to provide administrative and support services to Client Companies under service agreements that conform with this Rate Schedule 435-A while providing planning and operational support services to Client Companies other than EAI under service agreements that conform with Rate Schedule 435-B, generation planning and operational support services to EAI under a service agreement that conforms with Rate Schedule 435-C, and providing transmission planning and reliability support services to EAI under a service agreement that conforms with Rate Schedule 435-D.
NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein, the parties hereto agree as follows:
I.    AGREEMENT TO FURNISH SERVICES
Entergy Services agrees to furnish to Client Company, upon the terms and conditions hereinafter set forth, such of the services described in Exhibit I hereto at such times, for such periods and in such manner as Client Company may from time to time request Entergy Services to provide.

Entergy Services will, as and to the extent required for Client Company, keep itself and its personnel available and competent to render such services to Client Company. Entergy Services will also provide to Client Company such other services not described in Exhibit I as Client Company may request and which Entergy Services is competent to perform.
In supplying services under this Service Agreement, Entergy Services may arrange for the services of such executives, accountants, financial advisers, technical advisers, attorneys, engineers, and other service providers, whether employed by Entergy Services or an associate company or through a third party, with the necessary qualifications and experience as are required for or pertinent to the rendition of such services.
For the avoidance of doubt, nothing in this Service Agreement shall relate to the services taken by EAI in connection with generation planning and operational support services under ESI Rate Schedule 435-C, and references in this Agreement to “Client Company” shall not include EAI in connection with such services.
Notwithstanding the foregoing and for the avoidance of doubt, Entergy Arkansas, Inc. (“EAI”), shall not take services from Entergy Services under this Service Agreement in connection with transmission system planning and bulk electric system reliability, and references in this Agreement to “Client Company” shall not include EAI in connection with such services.
II.    AGREEMENT TO TAKE SERVICES
Client Company agrees to take from Entergy Services such of the services described in Exhibit I as the Client Company requests. Client Company further agrees to take from Entergy Services such other services, whether or not described in Exhibit I and whether or not now contemplated, as Client Company may from time to time request from Entergy Services.
III.    COMPENSATION AND ALLOCATION
As compensation for services rendered under this Service Agreement, Client Company hereby agrees to pay to Entergy Services the cost of such services. Intercompany payables for the amount of such costs will be recorded by Client Company on or before closing of the books in the succeeding month and will be funded on or before the 25th day of such month. The methods for the determination and the allocation of the cost of services to be paid by Client Company are set forth in Exhibit II hereto.
IV.    CLIENT COMPANIES
A Client Company will be Entergy or an associate company. All such companies will be served at cost as provided in Section III and Exhibit II.
V.    TERM OF AGREEMENT – MODIFICATION
This Service Agreement shall become effective as of December 19, 2013, and shall continue until terminated as of the end of any calendar year by either party giving to the other at least 60 days written notice of its intention so to terminate.
Entergy Services may amend or supplement Exhibit I and Exhibit II, including the Exhibit II Supplement, from time to time.
IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed as of the ____ day of ________, (year).

ENTERGY SERVICES, INC.
By ___________________________
Title _________________________

ENTERGY MISSISSIPPI, INC.

By___________________________
Title _________________________

EXHIBIT I

SERVICES

1.
Consultation and advice on financial planning, sale of securities and temporary cash investments, including assistance in connection with the preparation, printing and filing of appropriate documents with regulatory authorities, and provision of liaison with financial community;

2.	Consultation and advice on budgeting and preparation of long-range economic and financial forecasts;

3.	Consultation and advice on employee benefit plans and other human resources services;

4.
Consultation and advice with respect to regulatory matters, particularly those involving the Securities and Exchange Commission or the Federal Energy Regulatory Commission, and provision of liaison and assistance in processing matters with the staffs of such commissions;

5.	Assistance and advice in the field of nuclear activities including coordination or research programs and other activities in such field;

6.
Liaison with special counsel representing Client Companies in legal and regulatory proceedings and with consultants retained to prepare testimony and other data for use in such proceedings, provided that the costs of proceedings involving the Entergy System Agreement commenced after December 18, 2013, will be allocated only to parties to the System Agreement after that date;

7.	Operation of a communications and public relations department and placing of national advertising and communications on behalf of the Entergy Operating Companies;

8.
Tax services relating to preparation and filing of returns for federal and state income taxes and declaration of estimated income taxes; studies of adequacy of tax accruals; and assistance in connection with audit of returns by Internal Revenue Service and other taxing authorities;

9.	Insurance consulting and advisory services relating to fire and allied lines of insurance, casualty and surety insurance, and employee benefit insurance;

10.	General consultation on management, business problems and strategic planning;

11.	Consultation on accounting issues;

12.	Statistical services, such as study of comparative operating results, and up-dating annually Operating Company statistical data;

13.	Preparation of maps and property records;

14.	General advisory engineering services;

15.	Operation of a data processing Computer Center to serve the Client Companies and associate companies;

16.
Consultation and advisory services with respect to rate studies, rate design, cost studies, load research, weather analysis, economic studies, forecasts of intra-system transactions, and computer rate analysis programs; and

17.	Consultation, advice and services with respect to internal auditing.

EXHIBIT II
COST ALLOCATIONS

1.	The costs of rendering service by Entergy Services will include all costs of doing business including departmental overheads and interest on debt.

2.	a. Entergy Services will maintain a separate record of the expenses of each department. The expenses of each department will include:

i.	those expenses that are directly attributable to such department;

ii.	an appropriate portion of those indirect expenses of Entergy Services that are not directly attributable to a specific department but which are necessary to the operation of such department; and

iii.	an appropriate portion of those expenses of other Entergy Services’ departments necessary to support the operation of the department.

b.
Expenses of a department will include salaries and wages of employees, including social security taxes, vacations, paid absences, sickness, employee disability expenses, and other employee welfare expenses, rent and utilities, desktops, information technology and communications equipment and systems, materials and supplies, and all other expenses attributable to the department.

c.	Departmental expense will be categorized into one of three classes:

i.	those expenses which are directly attributable to specific services rendered to a Client Company or group of Client Companies (“Departmental Direct Costs”);

ii.
those indirect expenses which are attributable to the overall operation of the department and not to a specific service provided to Client Companies (“Departmental Indirect Costs”) (these expenses include not only the salaries and wages of employees, but also other related employment costs described in Section 2(b) above); and

iii.
those expenses which are attributable to the operation of other departments of Entergy Services as well as to a specific service provided to the Client Companies (“Departmental Support Service Costs”).

d.	The indirect expenses of the department will not include:

i.
those incremental out-of-pocket expenses that are incurred for the direct benefit and convenience of a Client Company or a group of Client Companies and are to be directly charged to such Client Company or group of Client Companies; and

ii.
Entergy Services’ overhead expenses that are attributable to maintaining the corporate existence of Entergy Services, franchise and other general taxes, and all other incidental overhead expenses including those auditing fees and accounting department expenses attributable to Entergy Services (“Indirect Corporate Costs”).

e.	Entergy Services will establish annual budgets for controlling the expenses of each service department and those expenses identified in Section 2(d), which are not department specific.

3.
Employees in each department will maintain a record of the time they are employed in rendering service to each Client Company or group of Client Companies. The hourly rate for each employee will be determined each pay period.

4.
a.        The charge to a Client Company or a group of Client Companies for a particular service will be the sum of the figures derived by multiplying the hours reported by each employee in rendering such service by the hourly rate applicable to such employee and other direct allocated expenses.

b.	Departmental Indirect Costs as defined in 2(c)(ii) will be loaded onto project codes in proportion to the direct salaries and wages charged to all project codes.

c.
Departmental Support Service Costs as defined in 2(c)(iii) will be allocated to other internal Entergy Services departments and the Client Companies using consumption-based billing methods, with these costs then distributed by function. Any costs that remain at Entergy Services after this initial billing will be loaded onto project codes in proportion to the direct salaries and wages charged to all project codes.

5.	Those expenses of Entergy Services that are not included in the expenses of a department under Section 2 above will be charged to Client Companies receiving service as follows:

a.	Incremental out-of-pocket costs incurred for the direct benefit and convenience of a Client Company or a group of Client Companies will be charged directly to such company or group of companies.

b.
The Indirect Corporate Costs of Entergy Services referred to above in Section 2(d)(ii) will be allocated among the Client Companies in the same proportion as all charges billed by Entergy Services to the Client Companies, excluding Indirect Corporate Costs.

c.
If the method of allocation of Departmental Indirect Costs (Section 4(b)), Departmental Support Service Costs (Section 4(c)), or Indirect Corporate Costs (Section 5(b)), would result in an inequity because of a change in operations or organization of any Client Company, then Entergy Services may adjust the basis to effect an equitable distribution. Any such change in allocation shall be made only after first giving the Commission written notice of such proposed change not less than 60 days prior to the proposed effectiveness of any such change.

6.
On the basis of the foregoing, intercompany billings will be recorded by Client Company. Intercompany billing procedures and amounts will be open to audit by Client Company and by any regulatory authority having jurisdiction in respect of the Client Company.

7.
When services are rendered to a group of Client Companies, costs of such service shall be allocated equitably among the Client Companies based on the nature and scope of the service rendered according to the formulae outlined in Exhibit II, Supplement.

8.
Entergy Services will ensure that a Client Company that takes services under more than one service agreement under Rate Schedule 435-A, 435-B, 435-C, or 435-D is not allocated duplicative costs in connection with the services it receives under those service agreements.

EXHIBIT II, SUPPLEMENT

COST ALLOCATION FORMULAE

Note: Each allocation formula will be based on data relevant to participating Client Companies to whom the services are provided.

263 - SECTION 263A TAX BENEFITS

Based on Internal Revenue Code Section 263A tax benefits for each Legal Entity.

Used for the allocation of costs associated with tax administration, planning, and support related to Internal Revenue Code Section 263A tax benefits.

ALO - ASSET LOCATIONS

Based on the number of asset locations at period end.

Used for the allocation of costs associated with the fixed asset accounting function.

APT - ACCOUNTS PAYABLE TRANSACTIONS

Based on a twelve-month number of accounts payable transactions processed.

Used for the allocation of costs associated with the support of the accounts payable function.

ARI - ACCOUNTS RECEIVABLE INVOICES

Based on a twelve-month number of accounts receivable transactions processed.

Used for the allocation of costs associated with the support of the accounts receivable function.

AST - TOTAL ASSETS

Based on total assets at period end.

Used primarily to allocate costs associated with the oversight and safeguarding of corporate assets. This would include services provided by financial management and certain finance functions, among others. Also used when the services provided are driven by the relative size and complexity of the System Companies and there is no functional relationship between the services and any other available allocation formula.

BNK - BANK ACCOUNTS

Based on the number of bank accounts at period end.

Used for the allocation of costs associated with daily cash management activities.

CAL - NUMBER OF CALLS – CUSTOMER SERVICE CENTERS

Based on a twenty-four month average of customer calls for each Legal Entity.

Used for the allocation of costs associated with the administration and support of Entergy’s Customer Service Centers.

CAP - SYSTEM CAPACITY (NON-NUCLEAR)

Based on the power level, in kilowatts, that could be achieved if all non-nuclear generating units were operating at maximum capability simultaneously.

Used primarily for the allocation of costs associated with the support of the fossil operations of the System. This would include services provided by plant support, environmental and purchasing.

CEA - CAPITAL EXPENDITURE AUTHORIZATIONS

Based on a twelve-month average of outstanding Capital Expenditure Authorizations and Storm Job Orders.

Used for the allocation of costs associated with the capital project costing accounting function.

CHK - PAYCHECKS

Based on the number of paychecks issued at each Legal Entity at period end.

Used for the allocation of costs associated with the processing of payroll.

CLM - OPEN WORKERS’ COMPENSATION CLAIMS

Based on the number of open claims for each Legal Entity.

Used for the allocation of costs associated with managing workers’ compensation claims processes and budgets.

COL - COAL CONSUMPTION

Based on the quantity of tons of coal delivered for a twelve-month period to each coal plant within the Entergy System.

Used for the allocation of costs associated with services in support of coal purchased for coal generating units.

CUS - CUSTOMERS

Based on a twelve-month average of residential, commercial, industrial, government, and municipal general business electric and gas customers.

Used primarily for the allocation of costs associated with the support of customer based services. Would include customer service and support, marketing, economic forecasts, environmental services, financial and regulatory analyses and customer information systems.

DLM - DISTRIBUTION LINE MILES

Based on the number of miles of distribution lines of 34.5kv or less.

Used primarily for the allocation of costs associated with project design, maintenance and installation of Entergy distribution lines.

EMP - EMPLOYEES

Based on the number of full-time employees at period end.

Used primarily for the allocation of costs associated with the support of employee-based services. Would include administration of employee benefits programs, employee communications, employee training, and various facilities-based benefits and information technology desktop support.

FBR - FIBER

Based on capacity and use of the Entergy System’s fiber optic network.

Used primarily for the allocation of fiber optic operations and maintenance expenses.

GAS - GAS CONSUMPTION

Based on the volume of natural gas consumed annually by all gas fired generating units within the Entergy System.

Used for the allocation of costs associated with services in support of gas purchased for generation units.

GCE - SERVER AND MAINFRAME USAGE COMPOSITE

Based on the use of historical expenditures.

Used primarily for the allocation of costs associated with mainframe, unix servers and related database administration.

GLT - GENERAL LEDGER TRANSACTIONS

Based on the number of general ledger transactions for the period.

Used primarily for the allocation of costs associated with general ledger activities, including related information systems, and for general accounting activities.

GWH - ENERGY SALES

Based on total kilowatt-hours of energy sold to consumers.

Used primarily for the allocation of costs associated with the financial analyses of sales and related items.

HUR – STORM COSTS

Based on estimated gross storm recovery costs for Hurricanes Katrina & Rita.

Used primarily for the allocation of costs associated with the analysis, reporting and filings related to losses in connection with Hurricanes Katrina & Rita.

ITS - TOTAL IT SPEND

Based on the total dollars spent in the Information Technology plan.

Used for the allocation of costs associated with the administration and support of Entergy’s IT business planning.

LVS - LEVEL OF ESI SERVICE

Based on ESI total billings to each System company, excluding corporate overhead. Used for the allocation of costs associated with support of ESI as a legal entity.

The variation of this cost driver, Labor Dollars Billed, is based on ESI total labor dollars billed to each System company. Used primarily to allocate the costs associated with employee benefit plans, payroll taxes, department indirect costs, and performance based compensation plans for ESI employees.

MAT - SUPPLY CHAIN – Inventory Management Fossil, Transmission & Distribution Issues, Transfers & Returns

Based on the number of issues, transfer & return transactions for each Legal Entity at period end.

Used for the allocation of costs associated with the management and operations of investment recovery, including Fossil, but excluding Nuclear.

MGA - MANAGED ACCOUNTS

Based on the number of industrial and commercial managed accounts.

Used for the allocation of costs associated with the maintenance of Entergy’s industrial and commercial customer accounts.

NST - NUCLEAR SITES

Based on the number of nuclear sites managed and operated by each Entergy System Company.

Used to allocate miscellaneous nuclear-related services.

NUT - NUCLEAR UNITS

Based on the number of nuclear units managed and operated by each Entergy System Company.

Used primarily to allocate nuclear fuel-related services.

PC – PERSONAL COMPUTERS

Based on the number of PC’s within each Legal Entity at period end.

Used for the allocation of costs associated with maintenance and support of PC’s

PLL - PROPERTY AND LIABILITY PAID LOSSES

Based on a five-year annual average of the property and liability losses paid by the system companies.

Used for the allocation of costs associated with the operation and maintenance of the Risk Information System.

PRM - INSURANCE PREMIUMS (NON-NUCLEAR)

Based on non-nuclear insurance premiums.

Used for the allocation of costs associated with risk management.

RAD - RADIO USAGE

Based on usage of Entergy’s 2-way radio system.

Used for the allocation of costs associated with the administration and support of Entergy’s 2-way radio system.

RAS - REMOTE ACCESS SERVICES ID’s

Based on the number of RAS ID’s within each Legal Entity at period end.

Used for the allocation of costs associated with providing Remote Access Service to Entergy employees and contractors.

RCM - RECORDS MANAGEMENT

Based on the number of employees at each Legal Entity using records management services.

Used to allocate costs associated with the management and supervision of non-nuclear business unit records management processes.

RES - RESPONSIBILITY RATIO

Based on the ratio of the Client Company's load to the system peak load at time of system peak load, provided that the Client Company is a party to the Entergy System Agreement. Calculation is performed using a twelve month rolling average of those coincident peak loads.

Used primarily for the allocation of costs incurred for system dispatch, fuel procurement and settlements, plant support, and planning services for those Client Companies that procure such services under this Service Agreement.

SCC - SUPPLY CHAIN MATERIALS TRANSACTIONS

Based on the number of Supply Chain materials transactions for each Legal Entity.

Used for the allocation of costs associated with the support of systems that manage Supply Chain materials.

SCL - SUPPLY CHAIN – Labor Dollars

Based on the labor dollars for the Transformer, Meter, and Light Shops.

Used primarily for the allocation of costs associated with services provided by employees in the supply chain equipment refurbishment and repair department.

SCS - SUPPLY CHAIN – Procurement Total Spending

Based on the dollar amount of procurement spending within each Legal Entity at period end.

Used for the allocation of costs associated with procurement activities for the Entergy System.

SQF - SQUARE FOOTAGE

Based on occupied square footage administrated by ESI Administrated Services units.
Used primarily to allocate the costs associated with facilities supervision and support.

STR - DISTRIBUTION SUBSTATIONS TRANSFORMERS

Based on the number of transformers at the Distribution Substations at period end.

Used primarily for the allocation of costs associated with the maintenance, administrative activities, and technical analysis of all Distribution Substations.

SUB - SUBSTATIONS

Based on the number of high voltage substations weighted for Voltage (Voltage < 500kv = 1; Voltage >= 500kv = 2).

Used primarily for the allocation of related engineering and technical support for transmission and distribution substation operations and maintenance as well as for engineering and project management associated with substation construction.

TEL - TELEPHONES

Based on the number of telephones within each Legal Entity at period end.

Used for the allocation of costs associated with maintenance and support of telephones.

TLN - TRANSMISSION LINE MILES

Based on the number of miles of transmission lines, weighted for design voltage (Voltage < 400kv = 1; Voltage >=400kv =2).

Used primarily for the allocation of costs associated with project design, maintenance and installation of Entergy transmission lines.

TSL - COMPOSITE - TRANSMISSION LINES/SUBSTATIONS

Based on two components: Transmission Line Miles (30% weighting) and the Number of High Voltage Substations (70% weighting).

Used primarily for the allocation of the costs associated with the support of the transmission and distribution function that has both a transmission line component as well as a substation or load component.

UPS - UNIT POWER SALES AGREEMENT

Based on fixed allocation percentages under Entergy’s Unit Power Sales Agreement.

Used primarily for the allocation of certain Tax Department services in connection with Entergy’s Unit Power Sales Agreement.

VEH - VEHICLES

Based on the number of vehicles owned by each Legal Entity.

Used for the allocation of costs associated with the maintenance of company vehicles.

CCP - CAPITAL CONSTRUCTION PLAN

Based on the total dollars budgeted for each Legal Entity in the annual capital construction plans developed by the various functions.

Used for the allocation of costs associated with capital construction overheads.

PGR – PROCUREMENT OF LONG-TERM GENERATION RESOURCES

Based on the ownership/contractual interest of each Legal Entity in connection with the procurement of those long-term generation resources where more than one Entergy Operating Company is expected to hold an ownership/contractual interest.

Used for the allocation of costs associated with the procurement of long-term generation resources where more than one Entergy Operating Company is expected to hold an ownership/contractual interest.

SVR – SERVER & MAINFRAME USAGE

Based on the historical data usage of servers, platforms, & mainframe.

Used for the allocation of costs associated with the individual maintenance of the mainframe, UNIX servers, WINTEL servers, and related database administration.

PKL – PEAK LOAD RATIO

Based on the ratio of each Client Company’s load to the peak load at time of all companies peak load. The calculation of Peak Load Ratio is performed using a twelve month rolling average of the coincident peaks.

Used primarily for the allocation of costs incurred for operations support, software, and training.

PPE – PROPERTY, PLANT AND EQUIPMENT

Based on the net book value of property, plant and equipment, excluding natural gas and nuclear fuel.

Used for the allocation of costs associated with the operation of Entergy Services’ Property Accounting department in monitoring, managing, and accounting for Entergy’s property, plant and equipment, excluding natural gas and nuclear fuel.

ENTERGY SERVICES, INC.
Rate Schedule 435-B

SERVICE AGREEMENT FOR GENERATION
PLANNING AND OPERATIONAL SUPPORT SERVICES

THIS SERVICE AGREEMENT (“Service Agreement”), made and entered into by and between Entergy Services, Inc. (hereinafter referred to as “Entergy Services”) a corporation organized under the laws of the State of Delaware, and Entergy Mississippi, Inc. (hereinafter referred to as “Client Company”), a corporation organized under the laws of the State of Mississippi with its principal place of business at 308 East Pearl Street, Jackson, MS.
WITNESSETH THAT:
WHEREAS, in 1963, the Securities and Exchange Commission entered an order under the Public Utility Holding Company Act of 1935 authorizing the organization and conduct of business of Entergy Services, a wholly-owned subsidiary of Entergy Corporation (hereinafter referred to as “Entergy”);
WHEREAS, Entergy Services is organized, staffed and equipped to render services as herein provided to Entergy and its associated companies (hereinafter referred to as Client Companies), with whom Entergy Services is entering into agreements in the form hereof;
WHEREAS, economies and increased efficiencies will result from the performance by Entergy Services of certain services for the Client Companies;
WHEREAS, Entergy Services is willing to render such services at cost, determined in accordance with applicable rules and regulations of the Federal Energy Regulatory Commission (hereinafter referred to as the “Commission”) under the Federal Power Act, as amended by the

Public Utility Holding Company Act of 2005, except that there will be no charge for the use of the initial equity capital of Energy Services amounting to $20,000;
WHEREAS, Entergy Services currently provides planning, operations, administrative, and support services to Client Companies under service agreements that conform with a form of service agreement on file with the Commission as Entergy Services’ Rate Schedule 435;
WHEREAS, Entergy Services and the public utility operating companies of Entergy currently are parties to the Entergy System Agreement, a rate schedule approved by the Commission;
WHEREAS, on December 19, 2005, Entergy Arkansas, Inc. (“EAI”), gave notice to the other parties to the Entergy System Agreement that it will terminate its participation in the System Agreement effective December 18, 2013; and
WHEREAS, effective on and after December 19, 2013, Entergy Services will continue to provide administrative and support services to Client Companies under service agreements that conform with Rate Schedule 435-A while providing generation planning and operational support services to Client Companies other than EAI under service agreements that conform with this Rate Schedule 435-B and providing generation planning and operational support services to EAI under a service agreement that conforms with Rate Schedule 435-C.
NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein, the parties hereto agree as follows:
I.    AGREEMENT TO FURNISH SERVICES
Entergy Services agrees to furnish to Client Company, upon the terms and conditions hereinafter set forth, such of the services described in Exhibit I hereto at such times, for such periods and in such manner as Client Company may from time to time request Entergy Services to provide. Entergy Services will, as and to the extent required for Client Company, keep itself and its personnel available and competent to render such services to Client Company. Entergy Services will also provide to Client Company such other services not described in Exhibit I as Client Company may request and which Entergy Services is competent to perform.
In supplying services under this Service Agreement, Entergy Services may arrange for the services of such executives, accountants, financial advisers, technical advisers, attorneys, engineers, and other service providers, whether employed by Entergy Services or an associate company or through a third party, with the necessary qualifications and experience as are required for or pertinent to the rendition of such services.
II.    AGREEMENT TO TAKE SERVICES
Client Company agrees to take from Entergy Services such of the services described in Exhibit I as the Client Company requests. Client Company further agrees to take from Entergy Services such other services, whether or not described in Exhibit I and whether or not now contemplated, as Client Company may from time to time request from Entergy Services.
III.    COMPENSATION AND ALLOCATION
As compensation for services rendered under this Service Agreement, Client Company hereby agrees to pay to Entergy Services the cost of such services. Intercompany payables for the amount of such costs will be recorded by Client Company on or before the closing of the books in the succeeding month and will be funded on or before the 25th day of such month. The methods for the determination and the allocation of the cost of services to be paid by Client Company are set forth in Exhibit II hereto.
IV.    CLIENT COMPANIES
A Client Company will be Entergy or an associate company. All such companies will be served at cost as provided in Section III and Exhibit II.
V.    TERM OF AGREEMENT – MODIFICATION
This Service Agreement shall become effective as of December 19, 2013, and shall continue until terminated as of the end of any calendar year by either party giving to the other at least 60 days written notice of its intention so to terminate.
Entergy Services may amend or supplement Exhibit I and Exhibit II, including the Exhibit II Supplement, from time to time.
IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed as of the ____ day of ________, (year).
ENTERGY SERVICES, INC.

By ___________________________
Title _________________________

ENTERGY MISSISSIPPI, INC.

By___________________________
Title _________________________

EXHIBIT I

SERVICES

1.	Operation of a System Operations Center for the control of bulk power supply and load dispatching among the Client Companies and with interconnected systems; and

2.
Planning assistance and advice with respect to sales of power under the interconnection agreements among the Client Companies and acting on behalf of the Client Companies in dealing with other electric utilities with relation to the sale, purchase or exchange of bulk electric power and energy.

EXHIBIT II
COST ALLOCATIONS

1.	The costs of rendering service by Entergy Services will include all costs of doing business including departmental overheads and interest on debt.

2.	a. Entergy Services will maintain a separate record of the expenses of each department. The expenses of each department will include:

iv.	those expenses that are directly attributable to such department;

v.	an appropriate portion of those indirect expenses of Entergy Services that are not directly attributable to a specific department but which are necessary to the operation of such department; and

vi.	an appropriate portion of those expenses of other Entergy Services departments necessary to support the operation of the department.

d.
Expenses of a department will include salaries and wages of employees, including social security taxes, vacations, paid absences, sickness, employee disability expenses, and other employee welfare expenses, rent and utilities, desktops, information technology and communications equipment and systems, materials and supplies, and all other expenses attributable to the department.

e.	Departmental expense will be categorized into one of three classes:

iv.	those expenses which are directly attributable to specific services rendered to a Client Company or group of Client Companies (“Departmental Direct Costs”);

v.
those indirect expenses which are attributable to the overall operation of the department and not to a specific service provided to Client Companies (“Departmental Indirect Costs”) (these expenses include not only the salaries and wages of employees, but also other related employment costs described in Section 2(b) above); and

vi.
those expenses which are attributable to the operation of other departments of Entergy Services as well as to a specific service provided to the Client Companies (“Departmental Support Service Costs”).

f.	The indirect expenses of the department will not include:

iii.
those incremental out-of-pocket expenses that are incurred for the direct benefit and convenience of a Client Company or a group of Client Companies and are to be directly charged to such Client Company or group of Client Companies; and

iv.
Entergy Services’ overhead expenses that are attributable to maintaining the corporate existence of Entergy Services, franchise and other general taxes, and all other incidental overhead expenses including those auditing fees and accounting department expenses attributable to Entergy Services (“Indirect Corporate Costs”).

f.	Entergy Services will establish annual budgets for controlling the expenses of each service department and those expenses identified in Section 2(d), which are not department specific.

5.
Employees in each department will maintain a record of the time they are employed in rendering service to each Client Company or group of Client Companies. The hourly rate for each employee will be determined each pay period.

6.
a.        The charge to a Client Company or a group of Client Companies for a particular service will be the sum of the figures derived by multiplying the hours reported by each employee in rendering such service by the hourly rate applicable to such employee and other direct allocated expenses.

d.	Departmental Indirect Costs as defined in 2(c)(ii) will be loaded onto project codes in proportion to the direct salaries and wages charged to all project codes.

e.
Departmental Support Service Costs as defined in 2(c)(iii) will be allocated to other internal Entergy Services departments and the Client Companies using consumption-based billing methods, with these costs then distributed by function. Any costs that remain at Entergy Services after this initial billing will be loaded onto project codes in proportion to the direct salaries and wages charged to all project codes.

6.	Those expenses of Entergy Services that are not included in the expenses of a department under Section 2 above will be charged to Client Companies receiving service as follows:

d.	Incremental out-of-pocket costs incurred for the direct benefit and convenience of a Client Company or a group of Client Companies will be charged directly to such company or group of companies.

e.
The Indirect Corporate Costs of Entergy Services referred to above in Section 2(d)(ii) will be allocated among the Client Companies in the same proportion as all charges billed by Entergy Services to the Client Companies, excluding Indirect Corporate Costs.

f.
If the method of allocation of Departmental Indirect Costs (Section 4(b)), Departmental Support Service Costs (Section 4(c)), or Indirect Corporate Costs (Section 5(b)), would result in an inequity because of a change in operations or organization of any Client Company, then Entergy Services may adjust the basis to effect an equitable distribution. Any such change in allocation shall be made only after first giving the Commission written notice of such proposed change not less than 60 days prior to the proposed effectiveness of any such change.

8.
On the basis of the foregoing, intercompany billings will be recorded by Client Company. Intercompany billing procedures and amounts will be open to audit by Client Company and by any regulatory authority having jurisdiction in respect of the Client Company.

9.
When services are rendered to a group of Client Companies, costs of such service shall be allocated equitably among the Client Companies based on the nature and scope of the service rendered according to the formulae outlined in Exhibit II, Supplement.

8.
Entergy Services will ensure that a Client Company that takes services under more than one service agreement under Rate Schedule 435-A, 435-B, 435-C, or 435-D is not allocated duplicative costs in connection with the services it receives under those service agreements.

EXHIBIT II, SUPPLEMENT

COST ALLOCATION FORMULAE

Note: Each allocation formula will be based on data relevant to participating Client Companies to whom the services are provided.

263 - SECTION 263A TAX BENEFITS

Based on Internal Revenue Code Section 263A tax benefits for each Legal Entity.

Used for the allocation of costs associated with tax administration, planning, and support related to Internal Revenue Code Section 263A tax benefits.

ALO - ASSET LOCATIONS

Based on the number of asset locations at period end.

Used for the allocation of costs associated with the fixed asset accounting function.

APT - ACCOUNTS PAYABLE TRANSACTIONS

Based on a twelve-month number of accounts payable transactions processed.

Used for the allocation of costs associated with the support of the accounts payable function.

ARI - ACCOUNTS RECEIVABLE INVOICES

Based on a twelve-month number of accounts receivable transactions processed.

Used for the allocation of costs associated with the support of the accounts receivable function.

AST - TOTAL ASSETS

Based on total assets at period end.

Used primarily to allocate costs associated with the oversight and safeguarding of corporate assets. This would include services provided by financial management and certain finance functions, among others. Also used when the services provided are driven by the relative size and complexity of the System Companies and there is no functional relationship between the services and any other available allocation formula.

BNK - BANK ACCOUNTS

Based on the number of bank accounts at period end.

Used for the allocation of costs associated with daily cash management activities.

CAL - NUMBER OF CALLS – CUSTOMER SERVICE CENTERS

Based on a twenty-four month average of customer calls for each Legal Entity.

Used for the allocation of costs associated with the administration and support of Entergy’s Customer Service Centers.

CAP - SYSTEM CAPACITY (NON-NUCLEAR)

Based on the power level, in kilowatts, that could be achieved if all non-nuclear generating units were operating at maximum capability simultaneously.

Used primarily for the allocation of costs associated with the support of the fossil operations of the System. This would include services provided by plant support, environmental and purchasing.

CEA - CAPITAL EXPENDITURE AUTHORIZATIONS

Based on a twelve-month average of outstanding Capital Expenditure Authorizations and Storm Job Orders.

Used for the allocation of costs associated with the capital project costing accounting function.

CHK - PAYCHECKS

Based on the number of paychecks issued at each Legal Entity at period end.

Used for the allocation of costs associated with the processing of payroll.

CLM - OPEN WORKERS’ COMPENSATION CLAIMS

Based on the number of open claims for each Legal Entity.

Used for the allocation of costs associated with managing workers’ compensation claims processes and budgets.

COL - COAL CONSUMPTION

Based on the quantity of tons of coal delivered for a twelve-month period to each coal plant within the Entergy System.

Used for the allocation of costs associated with services in support of coal purchased for coal generating units.

CUS - CUSTOMERS

Based on a twelve-month average of residential, commercial, industrial, government, and municipal general business electric and gas customers.

Used primarily for the allocation of costs associated with the support of customer based services. Would include customer service and support, marketing, economic forecasts, environmental services, financial and regulatory analyses and customer information systems.

DLM - DISTRIBUTION LINE MILES

Based on the number of miles of distribution lines of 34.5kv or less.

Used primarily for the allocation of costs associated with project design, maintenance and installation of Entergy distribution lines.

EMP - EMPLOYEES

Based on the number of full-time employees at period end.

Used primarily for the allocation of costs associated with the support of employee-based services. Would include administration of employee benefits programs, employee communications, employee training, and various facilities-based benefits and information technology desktop support.

FBR - FIBER

Based on capacity and use of the Entergy System’s fiber optic network.

Used primarily for the allocation of fiber optic operations and maintenance expenses.

GAS - GAS CONSUMPTION

Based on the volume of natural gas consumed annually by all gas fired generating units within the Entergy System.

Used for the allocation of costs associated with services in support of gas purchased for generation units.

GCE - SERVER AND MAINFRAME USAGE COMPOSITE

Based on the use of historical expenditures.

Used primarily for the allocation of costs associated with mainframe, unix servers and related database administration.

GLT - GENERAL LEDGER TRANSACTIONS

Based on the number of general ledger transactions for the period.

Used primarily for the allocation of costs associated with general ledger activities, including related information systems, and for general accounting activities.

GWH - ENERGY SALES

Based on total kilowatt-hours of energy sold to consumers.

Used primarily for the allocation of costs associated with the financial analyses of sales and related items.

HUR – STORM COSTS

Based on estimated gross storm recovery costs for Hurricanes Katrina & Rita.

Used primarily for the allocation of costs associated with the analysis, reporting and filings related to losses in connection with Hurricanes Katrina & Rita.

ITS - TOTAL IT SPEND

Based on the total dollars spent in the Information Technology plan.

Used for the allocation of costs associated with the administration and support of Entergy’s IT business planning.

LVS - LEVEL OF ESI SERVICE

Based on ESI total billings to each System company, excluding corporate overhead. Used for the allocation of costs associated with support of ESI as a legal entity.

The variation of this cost driver, Labor Dollars Billed, is based on ESI total labor dollars billed to each System company. Used primarily to allocate the costs associated with employee benefit plans, payroll taxes, department indirect costs, and performance based compensation plans for ESI employees.

MAT - SUPPLY CHAIN – Inventory Management Fossil, Transmission & Distribution Issues, Transfers & Returns

Based on the number of issues, transfer & return transactions for each Legal Entity at period end.

Used for the allocation of costs associated with the management and operations of investment recovery, including Fossil, but excluding Nuclear.

MGA - MANAGED ACCOUNTS

Based on the number of industrial and commercial managed accounts.

Used for the allocation of costs associated with the maintenance of Entergy’s industrial and commercial customer accounts.

NST - NUCLEAR SITES

Based on the number of nuclear sites managed and operated by each Entergy System Company.

Used to allocate miscellaneous nuclear-related services.

NUT - NUCLEAR UNITS

Based on the number of nuclear units managed and operated by each Entergy System Company.

Used primarily to allocate nuclear fuel-related services.

PC – PERSONAL COMPUTERS

Based on the number of PC’s within each Legal Entity at period end.

Used for the allocation of costs associated with maintenance and support of PC’s

PLL - PROPERTY AND LIABILITY PAID LOSSES

Based on a five-year annual average of the property and liability losses paid by the system companies.

Used for the allocation of costs associated with the operation and maintenance of the Risk Information System.

PRM - INSURANCE PREMIUMS (NON-NUCLEAR)

Based on non-nuclear insurance premiums.

Used for the allocation of costs associated with risk management.

RAD - RADIO USAGE

Based on usage of Entergy’s 2-way radio system.

Used for the allocation of costs associated with the administration and support of Entergy’s 2-way radio system.

RAS - REMOTE ACCESS SERVICES ID’s

Based on the number of RAS ID’s within each Legal Entity at period end.

Used for the allocation of costs associated with providing Remote Access Service to Entergy employees and contractors.

RCM - RECORDS MANAGEMENT

Based on the number of employees at each Legal Entity using records management services.

Used to allocate costs associated with the management and supervision of non-nuclear business unit records management processes.
RES - RESPONSIBILITY RATIO

Based on the ratio of the Client Company's load to the system peak load at time of system peak load, provided that the Client Company is a party to the Entergy System Agreement. Calculation is performed using a twelve month rolling average of those coincident peak loads.

Used primarily for the allocation of costs incurred for system dispatch, fuel procurement and settlements, plant support, and planning services for those Client Companies that procure such services under this Service Agreement.

SCC - SUPPLY CHAIN MATERIALS TRANSACTIONS

Based on the number of Supply Chain materials transactions for each Legal Entity.

Used for the allocation of costs associated with the support of systems that manage Supply Chain materials.

SCL - SUPPLY CHAIN – Labor Dollars

Based on the labor dollars for the Transformer, Meter, and Light Shops.

Used primarily for the allocation of costs associated with services provided by employees in the supply chain equipment refurbishment and repair department.

SCS - SUPPLY CHAIN – Procurement Total Spending

Based on the dollar amount of procurement spending within each Legal Entity at period end.

Used for the allocation of costs associated with procurement activities for the Entergy System.

SQF - SQUARE FOOTAGE

Based on occupied square footage administrated by ESI Administrated Services units.

Used primarily to allocate the costs associated with facilities supervision and support.

STR - DISTRIBUTION SUBSTATIONS TRANSFORMERS

Based on the number of transformers at the Distribution Substations at period end.

Used primarily for the allocation of costs associated with the maintenance, administrative activities, and technical analysis of all Distribution Substations.

SUB - SUBSTATIONS

Based on the number of high voltage substations weighted for Voltage (Voltage < 500kv = 1; Voltage >= 500kv = 2).

Used primarily for the allocation of related engineering and technical support for transmission and distribution substation operations and maintenance as well as for engineering and project management associated with substation construction.

TEL - TELEPHONES

Based on the number of telephones within each Legal Entity at period end.

Used for the allocation of costs associated with maintenance and support of telephones.

TLN - TRANSMISSION LINE MILES

Based on the number of miles of transmission lines, weighted for design voltage (Voltage < 400kv = 1; Voltage >=400kv =2).

Used primarily for the allocation of costs associated with project design, maintenance and installation of Entergy transmission lines.

TSL - COMPOSITE - TRANSMISSION LINES/SUBSTATIONS

Based on two components: Transmission Line Miles (30% weighting) and the Number of High Voltage Substations (70% weighting).

Used primarily for the allocation of the costs associated with the support of the transmission and distribution function that has both a transmission line component as well as a substation or load component.

UPS - UNIT POWER SALES AGREEMENT

Based on fixed allocation percentages under Entergy’s Unit Power Sales Agreement.

Used primarily for the allocation of certain Tax Department services in connection with Entergy’s Unit Power Sales Agreement.

VEH - VEHICLES

Based on the number of vehicles owned by each Legal Entity.

Used for the allocation of costs associated with the maintenance of company vehicles.

CCP - CAPITAL CONSTRUCTION PLAN

Based on the total dollars budgeted for each Legal Entity in the annual capital construction plans developed by the various functions.

Used for the allocation of costs associated with capital construction overheads.

PGR – PROCUREMENT OF LONG-TERM GENERATION RESOURCES

Based on the ownership/contractual interest of each Legal Entity in connection with the procurement of those long-term generation resources where more than one Entergy Operating Company is expected to hold an ownership/contractual interest.

Used for the allocation of costs associated with the procurement of long-term generation resources where more than one Entergy Operating Company is expected to hold an ownership/contractual interest.

SVR – SERVER & MAINFRAME USAGE

Based on the historical data usage of servers, platforms, & mainframe.

Used for the allocation of costs associated with the individual maintenance of the mainframe, UNIX servers, WINTEL servers, and related database administration.

PKL – PEAK LOAD RATIO

Based on the ratio of each Client Company’s load to the peak load at time of all companies peak load. The calculation of Peak Load Ratio is performed using a twelve month rolling average of the coincident peaks.

Used primarily for the allocation of costs incurred for operations support, software, and training.

PPE – PROPERTY, PLANT AND EQUIPMENT

Based on the net book value of property, plant and equipment, excluding natural gas and nuclear fuel.

Used for the allocation of costs associated with the operation of Entergy Services’ Property Accounting department in monitoring, managing, and accounting for Entergy’s property, plant and equipment, excluding natural gas and nuclear fuel.